UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K
                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                                  August 12, 2004

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                          BLOUNT INTERNATIONAL, INC.
            (Exact name of registrant as specified in the charter)

                Delaware                   001-11549             63-0780521
     (State of other jurisdiction      (Commission File      (I.R.S. Employer
   of incorporation or organization)         Number)        Identification No.)


       4909 SE International Way
           Portland, Oregon                                         97222
(Address of principal executive offices)                         (Zip Code)

                                (503) 653-8881
              Registrant's telephone number, including area code


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Item 7.  Financial Statements and Exhibits.

         (a) Financial Statements.

               None.

         (b) Pro Forma Financial Information.

               None.

         (c)   Exhibits.

               99.1 Press release dated as of August 10, 2004 issued by Blount
                    International, Inc.

Item 9.  Other Events.

     On August 10, 2004, Blount International ("Blount") issued a press release announcing the completion on August 9th of a series of financing transactions including an offering of an additional 13,800,000 shares of Blount's common stock, the issuance by Blount Inc., Blount's wholly-owned subsidiary, of $175.0 million in principal amount of 8 7/8% Senior Subordinated Notes due 2012 and the amendment and restatement of Blount's existing senior credit facilities. The press release is attached hereto as
Exhibit 99.1. Blount does not intend for this Item 9 or Exhibit 99.1 to be treated as "filed" under the Securities Act of 1934, as amended, or incorporated by reference into its filings under the Securities Act of 1933, as amended.


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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            Blount International, Inc.,
Dated:  August 12, 2004


                                            By:     /s/ Richard H. Irving, III
                                                    --------------------------
                                            Name:   Richard H. Irving, III
                                            Title:  Senior Vice President,
                                                    General Counsel and
                                                    Secretary


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                               INDEX TO EXHIBITS



Exhibit
Number         Description
-------        -----------


99.1 Press release dated as of August 10, 2004 issued by Blount International, Inc.